FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED OCTOBER 10, 1996
                                BY AND BETWEEN

         VESTAR DEVELOPMENT CO., an Arizona corporation, ("PURCHASER")
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                  an Illinois limited partnership ("SELLER")

                                   RECITALS

     A. The parties have entered into the above-described Agreement of Purchase and Sale ("Agreement").

     B. The parties now wish to amend their agreement in the manner set forth below.

     NOW, THEREFORE, the parties agree as follows:

          1. The reference to "5:00 p.m. Chicago time on November 8, 1996" in the second line of Section 7.1 of the Agreement is deleted and "4:00 p.m. Chicago time on November 26, 1996" is substituted therefor.

          2. Except as modified herein, the Agreement, as amended by this Amendment, shall remain in full force and effect.

          3.   The effective date of this Amendment is November 8, 1996.

                         SELLER:  GLENDALE FASHION CENTER
                         LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:   /s/ James E. Mendelson
                              -------------------------------------------
                         Name:     James E. Mendelson
                              --------------------------------------------
                         Its:      Authorized Representative
                              --------------------------------------------


                         PURCHASER:  VESTAR DEVELOPMENT CO.,
                         an Arizona corporation

                         By:   /s/ Richard J. Kuhle
                              -----------------------------------------------
                         Name:     Richard J. Kuhle
                              -----------------------------------------------
                         Its:      Senior Vice President
                              -----------------------------------------------
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